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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No. 333-66807

                           E*TRADE S&P 500 Index Fund
                                    ("Fund")

            Supplement dated August 22, 2003 to the Fund's Prospectus
                     and Statement of Additional Information
                                dated May 1, 2003

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This Supplement updates certain information contained in the above-dated
Prospectus and Statement of Additional Information.

The Fund is currently a feeder fund in a master-feeder structure, which means that it invests all of its assets in shares of a corresponding master portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"). In connection with meetings of the Board of Trustees of E*TRADE Funds ("Trust") held on July 14, 2003 and August 19, 2003, the Board determined that it was in the best interest of the Fund and its shareholders to restructure the Fund from a feeder fund to a stand-alone fund advised by E*TRADE Asset Management, Inc. ("ETAM") and sub-advised by World Asset Management ("WAM"). The Board approved this restructuring because: (i) the master-feeder structure significantly limits the Board's and ETAM's ability to manage the business operations of the Fund from a strategic planning standpoint or to respond to changing market place or regulatory conditions; and (ii) having a single investment adviser as the sub-adviser to the Fund and the other index funds of the Trust would allow the Fund (and those other index funds) to achieve certain operational efficiencies.

Under the proposed management structure, the Fund will seek to meet its investment objective through direct investment in securities (with the assistance of WAM, as sub-adviser) rather than by investing all of its assets in the Master Portfolio. As a result, ETAM will provide increased investment advisory and administrative services and will also supervise WAM. As a result, shareholders in the Fund will be asked to approve a new investment advisory agreement between the Trust and ETAM as well as a new investment sub-advisory agreement among the Trust, ETAM and WAM.

WAM is a division of Munder Capital Management ("MCM"), and is located at Brown Street Center, 225 East Brown Street, Suite 300, Birmingham, MI 48009-6209. MCM is a Delaware general partnership minority owned by Munder Capital employees and majority owned by Comerica Bank. As of March 31, 2003, WAM provided investment advisory services for over $11.4 billion in assets.

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The current advisory fee under the current advisory agreement is 0.07% of the
Fund's average daily net assets, with 0.05% paid at the Master Portfolio level and 0.02% paid to ETAM at the feeder fund level. This fee structure was designed with the Fund as a passively managed feeder fund. Upon the withdrawal of the Fund from its Master Portfolio and the approval of the new investment advisory agreement with ETAM and the investment sub-advisory agreement with WAM, the entire investment advisory fee would be paid to ETAM and ETAM would pay a sub-advisory fee of 0.03% of the Fund's average daily net assets to WAM. Additionally, because of the increased administrative responsibility placed on ETAM as a result of the stand-alone structure, the administrative fee paid to ETAM for administrative services rendered to the Fund will increase from its current level of 0.10% of the Fund's average daily net assets to 0.15% of the Fund's average daily net assets, consistent with the administrative fees paid to ETAM by similarly structured series of the Trust.

In connection with the July 14, 2003 and the August 19, 2003 Board meetings, the Board authorized the Fund to solicit the approval of the shareholders of the Fund to: (i) consider and approve a new investment sub-advisory agreement among the Trust, ETAM and WAM; (ii) grant permission to the Trust and to ETAM, in its role as investment adviser to the Fund, subject to approval of the Board of Trustees (without obtaining further shareholder approval) and upon the receipt of exemptive relief by the Securities and Exchange Commission, to: (a) select new or additional investment sub-advisers for the Fund; (b) enter into new investment sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund;
(iii) consider and approve a new investment advisory agreement between ETAM and the Trust on behalf of the Fund; (iv) consider and approve the reclassification of the investment objectives of the Fund from fundamental to non-fundamental; and (v) consider and approve changes to certain of the fundamental investment policies of the Fund.

The Fund has set October 29, 2003 as the meeting date for a Special Meeting of Shareholders ("Special Meeting"), at which all persons who are shareholders of record of the Fund as of September 3, 2003 ("Record Date") will be asked to approve the proposals noted above. Each proposal will be described in greater detail in a proxy statement which will be provided to shareholders of record as of the Record Date. If the proposals are approved by shareholders, the proposals will take effect promptly thereafter. The Prospectus and Statement of Additional Information will be revised to reflect all proposals that are approved by shareholders.

Finally, in connection with the July 14, 2003 and August 19, 2003 Board meetings, the Board also decided to terminate the existing service agreements with Investors Bank and Trust Company ("IBT") effective on or about November 7, 2003 and to approve certain changes to the Trust's Custody, Fund Accounting and Fund Services Agreements with the Bank of New York ("BNY"), that would expand the services provided to the Fund by BNY to include all the services that are currently provided to the Fund by IBT under its service agreements with the Fund. The Board determined that having a single custodian,

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fund accounting agent and sub-administrator for all of the series of the Trust would enhance operational efficiencies and promote administrative ease for the Fund and the Trust, at fees which, as a whole, are expected to be somewhat lower than those paid to IBT. Accordingly, on or about November 7, 2003, the section under the heading "CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR" on approximately page 44 of the E*TRADE S&P 500 Index Fund's Statement of Additional Information is replaced in its entirety with the following:

         The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286, serves as custodian of the assets of the Fund. BNY has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. The custodian has no responsibility for any of the investment policies or decisions of the Fund.

         BNY also acts as the Fund's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to monitor compliance with the Trust's trust instrument and by-laws, the investment policies of the Funds, and the 1940 Act and rules thereunder; (2) calculates the Fund's yield and total return; (3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's prospectuses, SAIs, and annual and semi-annual reports;
         (5) provides legal administrative services to the Fund, including the preparation of regulatory filings made by the Fund; and (6) prepares tax returns for the Fund. For its services in each of these capacities, BNY is compensated directly by the Fund.

In addition, on or about November 7, 2003, all references to IBT will no longer be applicable and should be replaced with BNY.

You may obtain a copy of the Fund's SAI, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus or SAI unless specifically noted.